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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 18, 2003

                            The Gymboree Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                       000-21250                942615258
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(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

700 Airport Boulevard, Suite 200, Burlingame, CA                 94010-1912
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (650) 579-0600


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          (Former name or former address if changed since last report)

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Item 7. Financial Statements, ProForma Financial Statements and Exhibits

      (c)   Exhibits

      99.1  Earnings Release of The Gymboree Corporation issued November 18,
            2003.

Item 9. Regulation FD Disclosure*

      On November 18, 2003, The Gymboree Corporation issued a press release announcing its third quarter earnings for the fiscal quarter ended November 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition*

      On November 18, 2003, The Gymboree Corporation issued a press release announcing its third quarter earnings for the fiscal quarter ended November 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             (Registrant)

Date: 11/18/03                                       By: /s/ Myles B. McCormick
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                                                         Myles B. McCormick
                                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Subject Matter

99.1              Press release dated November 18, 2003


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